BASIC AND DILUTED NET LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
Summary of Computation of the Net Loss Per Share
	Year ended December 31,
	2023	2022	2021

Numerator:

Net loss	$(123,454)	$(126,872)	$(153,559)
Preferred share accrued cumulative dividend rights	-	-	(5,044)

Total loss attributable to ordinary shares	$(123,454)	$(126,872)	$(158,603)

Denominator:

	147,480,521	135,224,312	102,859,891